UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

MADISON SQUARE GARDEN SPORTS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-36900	47-3373056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza, New York, New York	10121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 465-4111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock	MSGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2026, Madison Square Garden Sports Corp. (the “Company”) and Victoria Mink, the Company’s Executive Vice President, Chief Financial Officer and Treasurer, agreed that Ms. Mink will leave the Company. The Company will commence a search for a successor. Ms. Mink will continue in her current role for a period of time to assist with the possible spin-off transaction (described below) and facilitate a smooth transition. Following her departure, Ms. Mink will receive severance benefits in accordance with the terms of her employment agreement. Ms. Mink’s separation from the Company is not a result of any disagreement with the Company’s independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

Item 8.01	Other Events.

Madsion Square Garden Sports Corp. today announced that its board of directors has unanimously approved a plan to explore a possible spin-off that would separate its New York Knicks business from its New York Rangers business, creating two distinct publicly traded companies. If the Company proceeds with the spin-off transaction, the spin-off is expected to be structured as a tax-free spin-off to all Company shareholders and upon completion of the contemplated separation, it is expected that record holders of Company Class A and Class B common stock would receive a pro-rata distribution of 100% of the common stock in the newly created public company. There can be no assurance that the possible spin-off transaction will be completed. Completion of the spin-off will be subject to various conditions, including required league approvals, receipt of a tax opinion from counsel and Company board approval.

Forward-Looking Statements

This Current Report on Form 8-K may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the structure of a possible spin-off. Investors are cautioned that any such forward-looking statements are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results or developments may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2026	MADISON SQUARE GARDEN SPORTS CORP.

	By:	/s/ Mark C. Cresitello
		Name:	Mark C. Cresitello
		Title:	Senior Vice President, Deputy General Counsel and Secretary